Exhibit 99.2
April 5, 2006
Additional Disclosures to Support Presentations at CIBC World Markets Annual Biotechnology and Specialty Pharmaceuticals Conference
During a presentation at the CIBC World Markets Annual Biotechnology and Specialty Pharmaceuticals Conference held April 5, 2006, Valeant Pharmaceuticals International (the “Company”) presented certain non-GAAP financial information including adjusted net income (loss) from continuing operations and adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”), which excludes acquired in-process research and development charges (“IPR&D”) and restructuring costs and other charges. We exclude these items in assessing financial performance, primarily due to their non-operational nature or because they are outside of our normal operations. The non-GAAP financial measures should not be considered as an alternative to, or more meaningful than the GAAP financial measures for the purpose of explaining in greater detail the historical operations of the Company. Pursuant to Regulation G, below are the reconciliations of such non-GAAP information to GAAP information.
The Company also presented certain adjusted earnings estimates that have not been prepared in accordance with GAAP. Earnings estimates for all periods do not reflect the implementation of Statement of Financial Accounting Standards No. 123(R). Adjusted earnings estimates in 2006 reflect non-GAAP adjustments primarily consisting of the restructuring charges for the actions announced today, the gain on settlement of litigation with the Serbian government and the recognition of tax benefits from U.S. net operating losses. Expected earnings for 2007 and 2008 do not reflect any benefit or expenses associated with further development of Viramidine pending an economic assessment and determination of the potential regulatory and commercialization path. The earnings estimates for all periods also assume stable ribavirin royalties. When reporting its historical financial results, the Company provides certain non-GAAP financial measures, including adjusted earnings measures, to supplement the consolidated financial results prepared in accordance with GAAP. These non-GAAP financial measure are not in accordance with, nor are they a substitute for, GAAP measures, and they may not be consistent with the presentation used by other companies. The Company uses the non-GAAP financial measures to evaluate and manage its operations. The Company is providing this information to investors to allow for the performance of additional financial analysis and because it is consistent with the financial models and estimates published by analysts who follow the Company. The Company has not provided a reconciliation of the forward-looking non-GAAP financial measures included in the press release due to the difficulty in forecasting and quantifying the exact amount of the restructuring charge and the related tax benefits that will be included in the comparable GAAP measures.
Table 1
Valeant Pharmaceuticals International
Reconciliation of Adjusted Operating Income and Financial Metrics Excluding Non-GAAP Adjustments to
     Operating Income and Financial Metrics, as measured under GAAP
For the Year Ended December 31, 2005
(In millions)

		Non-GAAP
	GAAP	Adjustments		Adjusted

Product sales	$731	$—		$731
Royalties	92	—		92
Total revenues	823	—		823
Cost of goods sold	223	—		223
Selling expenses	232	(3	)(a)	229
General and administrative expenses	108			108
Research and development costs	114	—		114
Acquired in-process research and development	174	(174	)(b)	—
Restructuring charges	1	(1	)(c)	—
Amortization expense	69	(8	)(d)	61
Total expenses	921	(186)		735
Income from operations	$(98)	$186		$88

Financial metrics as a percentage of product sales
Cost of goods sold	31%			31%
Selling expenses	32%			31%
General and administrative expenses	15%			15%
Research and development expenses	16%			16%

Calculation of effective tax rate
Income (loss) from continuing operations before provision for income taxes and minority interest	$(131)	$186		$55
Provision (benefit) for income taxes	54	(35	)(e)	19
Effective tax rate	-141%			35%

(a)	Costs associated with the restructuring of sales force Iberia.

(b)	Expense associated with the write-off of acquired IPR&D related to the Xcel and Infergen acquisitions.

(c)	Restructuring charges relate to our manufacturing rationalization plan.

(d)	Impairmant chages on products sold primarily in Germany, U.S., U.K., Brazil and Spain.

(e)	Tax Effect of Non-GAAP adjustments, including reversal of valuation allowances on U.S. net operating loss benefits.

Table 2
Valeant Pharmaceuticals International
Reconciliation of Adjusted Operating Income and Financial Metrics Excluding Non-GAAP Adjustments to
     Operating Income and Financial Metrics, as measured under GAAP
For the Year Ended December 31, 2004
(In millions)

		Non-GAAP
	GAAP	Adjustments		Adjusted

Product sales	$606	$—		$606
Royalties	77	—		77
Total revenues	683	—		683
Cost of goods sold	200	—		200
Selling expenses	197	(4	)(a)	193
General and administrative expenses	98	(1	)(a)(b)	97
Research and development costs	93	—		93
Acquired in-process research and development	12	(12	)(c)	—
Restructuring charges	19	(19	)(d)	—
Amortization expense	60	(5	)(e)	55
Total expenses	679	(41)		638
Income from operations	$4	$41		$45

Financial metrics as a percentage of product sales
Cost of goods sold	33%			33%
Selling expenses	33%			32%
General and administrative expenses	16%			16%
Research and development expenses	15%			15%

Calculation of effective tax rate
Income (loss) from continuing operations before provision for income taxes and minority interest	$(52)	$61		$9
Provision (benefit) for income taxes	84	(82	)(f)	2
Effective tax rate	-159%			26%

(a)	Sales force reduction costs.

(b)	Legal expenses related to the settlement of the bondholder class action lawsuit, net of an insurance refund.

(c)	IPR&D charge related to the acquisition of Amarin.

(d)	Restructuring charges were primarily related to our manufacturing rationalization plan and include impairment charges on manufacturing sites and severance charges.

(e)	Product impairment charges, which were primarily related to products sold in Italy for which the patent life was reduced by a decree by the Italian government.

(f)	Increase in tax valuation allowance of $96 million due to the uncertainty of realizing the benefits of U.S. net operating losses, partially offset by the tax effect on non-GAAP adjustments and other tax benefits.

Table 3
Valeant Pharmaceuticals International
Reconciliation of Adjusted Operating Income and Financial Metrics Excluding Non-GAAP Adjustments to
     Operating Income and Financial Metrics, as measured under GAAP
For the Year Ended December 31, 2003
(In millions)

		Non-GAAP
	GAAP	Adjustments		Adjusted

Product sales	$518	$—		$518
Royalties	168	—		168
Total revenues	686	—		686
Cost of goods sold	185	—		185
Selling expenses	167	—		167
General and administrative expenses	111	—		111
Research and development costs	45	—		45
Acquired in-process research and development	118	(118	)(a)	—
Amortization expense	39	—		39
Total expenses	665	(118)		547
Income from operations	$21	$118		$139

Financial metrics as a percentage of product sales
Cost of goods sold	36%			36%
Selling expenses	32%			32%
General and administrative expenses	22%			22%
Research and development expenses	9%			9%

Calculation of effective tax rate
Income (loss) from continuing operations before provision for income taxes and minority interest	$(14)	$131		$117
Provision for income taxes	39	5	(b)	44
Effective tax rate	-287%			38%

(a)	IPR&D charge related to the Ribapharm tender offer.

(b)	Tax effect for loss on extinguishment of debt.

Table 4
Valeant Pharmaceuticals International
Reconciliation of Specialty Pharmaceuticals Adjusted Operating Income Excluding Non-GAAP
     Adjustments to Operating Income, as measured under GAAP
For the Year Ended December 31, 2005
(In millions)

		Non-GAAP
	GAAP	Adjustments		Adjusted

Specialty Pharmaceuticals
Product sales	$731	$—		$731
Cost of goods sold	223	—		223
Selling expenses	225	(3	)(a)	222
General and administrative expenses	103			103
Research and development expenses	8			8
Restructuring charges	1	(1	)(b)	—
Amortization expense	56	(8	)(c)	48
Total specialty pharmaceuticals	115	12		127
Research and development division	(131)	—		(131)
Acquired in-process research and development	(174)	174	(d)	—
Ribavirin royalties	92	—		92
Income from operations	$(98)	$186		$88

(a)	Costs associated with the restructuring of sales force Iberia.

(b)	Restructuring charges relate to our manufacturing rationalization plan.

(c)	Impairmant chages on products sold primarily in Germany, U.S., U.K., Brazil and Spain.

(d)	Expense associated with the write-off of acquired IPR&D related to the Xcel and Infergen acquisitions.
Table 5
Valeant Pharmaceuticals International
Reconciliation of Specialty Pharmaceuticals Adjusted Operating Income Excluding Non-GAAP
     Adjustments to Operating Income, as measured under GAAP
For the Year Ended December 31, 2004
(In millions)

		Non-GAAP
	GAAP	Adjustments		Adjusted

Specialty Pharmaceuticals
Product sales	$606	$—		$606
Cost of goods sold	200	—		200
Selling expenses	197	(4	)(a)	193
General and administrative expenses	92	(1	)(a)(b)	91
Restructuring charges	19	(19	)(c)	—
Research and development expenses	6	—		6
Amortization expense	42	(5	)(d)	37
Total specialty pharmaceuticals	50	29		79
Research and development division	(111)	—		(111)
Acquired in-process research and development	(12)	12	(e)	—
Ribavirin royalties	77	—		77
Income from operations	$4	$41		$45

(a)	Sales force reduction costs.

(b)	Legal expenses related to the settlement of the bondholder class action lawsuit, net of an insurance refund.

(c)	Restructuring charges were primarily related to our manufacturing rationalization plan and include impairment charges on manufacturing sites and severance charges.

(d)	Product impairment charges were primarily related to products sold in Italy for which the patent life was reduced by a decree by the Italian government.

(e)	IPR&D charge related to the acquisition of Amarin.

Table 6
Valeant Pharmaceuticals International
Reconciliation of Specialty Pharmaceuticals Adjusted Operating Income Excluding Non-GAAP
     Adjustments to Operating Income, as measured under GAAP
For the Year Ended December 31, 2003
(In millions)

		Non-GAAP
	GAAP	Adjustments	Adjusted

Specialty Pharmaceuticals
Product sales	$518	$—	$518
Cost of goods sold	185	—	185
Selling expenses	167	—	167
General and administrative expenses	90	—	90
Research and development expenses	2	—	2
Amortization expense	31	—	31
Total specialty pharmaceuticals	43	—	43
Research and development division	(72)	—	(72)
Acquired in-process research and development	(118)	118 (a)	—
Ribavirin royalties	168	—	168
Income from operations	$21	$118	$139

(a)	IPR&D charge related to the Ribapharm tender offer.
Table 7
Valeant Pharmaceuticals International
Reconciliation of EBITDA Excluding Non-GAAP Adjustments to EBITDA, as measured under GAAP
For the Year Ended December 31, 2005
(In millions)

		Non-GAAP
	GAAP	Adjustments		Adjusted

Specialty pharmaceuticals
Adjusted operating income (from Table 4)	$115	$12	(a)	$127
Depreciation and amortization	81	(8	)(a)	73
Adjusted EBITDA	$196	$4		$200

Consolidated
Adjusted operating income (from Table 4)	$(98)	$186	(a)	$88
Depreciation and amortization	97	(8)		89
Adjusted EBITDA	$(1)	$178		$177

(a)	See explanation of non-GAAP adjustments on Table 4.
Table 8
Valeant Pharmaceuticals International
Reconciliation of EBITDA Excluding Non-GAAP Adjustments to EBITDA, as measured under GAAP
For the Year Ended December 31, 2004
(In millions)

		Non-GAAP
	GAAP	Adjustments		Adjusted

Specialty pharmaceuticals
Adjusted operating income (from Table 5)	$50	$29	(a)	$79
Depreciation and amortization	61	—		61
Adjusted EBITDA	$111	$29		$140

Consolidated
Adjusted operating income (from Table 5)	$4	$41	(a)	$45
Depreciation and amortization	82	—		82
Adjusted EBITDA	$86	$41		$127

(a)	See explanation of non-GAAP adjustments on Table 5.

Table 9
Valeant Pharmaceuticals International
Reconciliation of EBITDA Excluding Non-GAAP Adjustments to EBITDA, as measured under GAAP
For the Year Ended December 31, 2003
(In millions)

		Non-GAAP
	GAAP	Adjustments	Adjusted

Specialty pharmaceuticals
Adjusted operating income (from Table 6)	$43	$—	$43
Depreciation and amortization	54	—	54
Adjusted EBITDA	$97	$—	$97

Consolidated
Adjusted operating income (from Table 6)	$21	$118 (a)	$139
Depreciation and amortization	65	—	65
Adjusted EBITDA	$86	$118	$204

(a)	See explanation of non-GAAP adjustments on Table 6.